EXHIBIT  99.2
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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER



     Pursuant to 18 U.S.C. 1350, the undersigned officer of International Airline Support Group, Inc. (the "Company") hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended August 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     October  15,  2002


                                        /s/  John  Wang________
                                        -----------------------
                                   Name:     John  Wang
                                   Title:     Vice  President  -  Finance